SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 10, 2001




                      NATIONSCREDIT GRANTOR TRUST 1997 - 1
                      ------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




     DELAWARE               333-22327              75-2655744
     --------               ---------              ----------
     (STATE  OR  OTHER      (COMMISSION  FILE      (IRS  EMPLOYER
     JURISDICTION  OF       NUMBER)                IDENTIFICATION  NUMBER)
     INCORPORATION)


                             1355 WINDWARD CONCOURSE
                            ALPHARETTA GEORGIA 30005

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (678) 339-9343
  NOT APPLICABLE (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

ITEM  5.     OTHER  EVENTS
             -------------

     THIS CURRENT REPORT ON FORM 8-K IS BEING FILED TO FILE A COPY OF THE CERTIFICATEHOLDERS STATEMENTS RELATING TO THE COLLECTION PERIOD ENDING APRIL 30, 2001.

     CAPITALIZED TERMS NOT DEFINED HEREIN HAVE THE MEANINGS ASSIGNED IN THE POOLING AND SERVICING AGREEMENT (WITH STANDARD TERMS AND CONDITIONS ATTACHED THERETO) DATED AS OF APRIL 30, 1997 AMONG NATIONSCREDIT SECURITIZATION CORPORATION, NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA AND BANKERS TRUST COMPANY, AS TRUSTEE, WHICH WAS PREVIOUSLY FILED AS AN EXHIBIT TO THE CURRENT REPORT ON FORM 8-K FILED ON BEHALF OF THE TRUST BY NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA ON JUNE 4, 1997.


ITEM  7.          FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION AND
                  --------------------------------------------------------------
EXHIBITS.
     ----

(C)     EXHIBITS

 EXHIBIT  NO.

     19.1                               CERTIFICATEHOLDERS  STATEMENTS

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE
                     UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                      NATIONSCREDIT GRANTOR TRUST 1997 - 1
                      ------------------------------------
                                  (REGISTRANT)


              BY:  NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA,
               AS SERVICER OF NATIONSCREDIT GRANTOR TRUST 1997 - 1



Date:  May  10,  2001                         BY:  /S/  KEVIN  CHURCH
       --------------                              ------------------
     NAME:  KEVIN  CHURCH
     TITLE:    VICE  PRESIDENT

                                  EXHIBIT INDEX
                                  -------------



EXHIBIT
NUMBER               DESCRIPTION
------               -----------

     19.1                    CERTIFICATEHOLDERS  STATEMENTS